UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 6, 2019

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2000 Equity Incentive Plan

On March 6, 2019, at the 2019 Annual Meeting of Stockholders, PTC stockholders approved an amendment to PTC’s 2000 Equity Incentive Plan (2000 EIP) increasing by 6,000,000 the number of shares available for issuance under the 2000 EIP to 44,300,000.  All other terms and conditions of the 2000 EIP remained the same.

The 2000 EIP provides for grants of stock options, stock, restricted stock, restricted stock units and stock appreciation rights to employees (including our executive officers), directors and consultants capable of contributing to the success of PTC.  This description of the 2000 EIP is qualified in its entirety by the full text of 2000 EIP, which is filed as Exhibit 10 and incorporated into this description by this reference.

Item 5.07
Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on March 6, 2019. Four proposals were before the meeting:

●
Elect nine directors to serve until the 2020 Annual Meeting of Stockholders;

●
Vote to increase the number of shares authorized for issuance under the 2000 Equity Incentive Plan;

●
Advisory vote to approve the compensation of our named executive officers (Say-on-Pay);

●
Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as PTC’s independent registered public accounting firm for the current fiscal year.

The votes with respect to the proposals are set forth below.

Elect Nine Directors to Serve until the 2020 Annual Meeting of Stockholders.
	For	Withheld	Broker Non-Votes
Janice Chaffin	104,680,137	2,204,470	4,092,418
Phillip Fernandez	106,115,487	769,120	4,092,418
Donald Grierson	102,648,028	4,236,579	4,092,418
James Heppelmann	106,633,985	250,622	4,092,418
Klaus Hoehn	106,273,731	610,876	4,092,418
Paul Lacy	104,483,903	2,400,704	4,092,418
Corinna Lathan	106,161,768	722,839	4,092,418
Blake Moret	101,654,291	5,230,316	4,092,418
Robert Schechter	104,835,924	2,048,683	4,092,418

Vote to Increase the Number of Shares Authorized for Issuance Under the 2000 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Votes
101,306,638	5,520,081	57,888	4,092,418

Advisory Vote to Approve the Compensation of Our Named Executive Officers (Say-on-Pay).
For	Against	Abstain	Broker Non-Votes
44,529,270	62,291,274	64,063	4,092,418

Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as PTC’s Independent Registered Public Accounting Firm for the Current Fiscal Year.
For	Against	Abstain	Broker Non-Votes
106,426,006	4,502,241	48,778	—

Section 9 – Financial Statements and Exhibits

Item 9.01
Financial Statements and Exhibits

(d)
Exhibits

10*
2000 Equity Incentive Plan

*Indicates a management contract or compensatory plan or arrangement in which an executive officer or director of PTC participates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: March 8, 2019	By:	/s/ Aaron C. von Staats
Aaron C. von Staats
General Counsel & Secretary